UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: December 18, 2015
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Darden Restaurants, Inc. (the “Company”) issued a news release dated December 18, 2015, entitled “Darden Restaurants Reports Fiscal 2016 Second Quarter Results; Reports Positive Same-Restaurant Sales at all Brands; Increases Same-Restaurant Sales and Earnings Outlook for the Full Fiscal Year; Declares Updated Dividend; and Announces Share Repurchase Authorization,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1
News release dated December 18, 2015, entitled “Darden Restaurants Reports Fiscal 2016 Second Quarter Results; Reports Positive Same-Restaurant Sales at all Brands; Increases Same-Restaurant Sales and Earnings Outlook for the Full Fiscal Year; Declares Updated Dividend; and Announces Share Repurchase Authorization.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Jeffrey A. Davis
Jeffrey A. Davis
Senior Vice President and Chief Financial Officer
Date: December 18, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1
News release dated December 18, 2015, entitled “Darden Restaurants Reports Fiscal 2016 Second Quarter Results; Reports Positive Same-Restaurant Sales at all Brands; Increases Same-Restaurant Sales and Earnings Outlook for the Full Fiscal Year; Declares Updated Dividend; and Announces Share Repurchase Authorization.”

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